UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019

Coupa Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street

San Mateo, CA 94402

(Address of principal executive offices, including zip code)

650-931-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2019, Coupa Software Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2019.

Only stockholders of record as of the close of business on April 4, 2019, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 61,329,980 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of common stock of the Company was entitled to one vote for each share of common stock held as of the close of business on the record date.

The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of three directors to serve as Class III directors until the 2022 annual meeting of stockholders and until his or her respective successor is duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Robert Bernshteyn	40,664,541	8,240,996	5,593,729
Leslie Campbell	40,502,639	8,402,898	5,593,729
Frank van Veenendaal	40,999,167	7,906,370	5,593,729

Proposal 2: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2020:

FOR	AGAINST	ABSTENTIONS
54,442,510	21,993	34,763

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: The approval (on an advisory basis) of our named executive officer compensation:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
37,643,900	11,165,095	96,542	5,593,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Todd Ford
Todd Ford
Chief Financial Officer (Principal Financial Officer)

Dated: May 29, 2019